Public Service Enterprise Group PSEG Earnings Conference Call 1st Quarter 2010 May 5, 2010 * * * * Exhibit 99.1

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved. The results or events predicted in these statements may differ materially from actual results or events.
Factors which could cause results or events to differ from current expectations include, but are not limited to:
• Adverse changes in energy industry, law, policies and regulation, including market structures and rules, and reliability standards.
• Any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.
• Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.
• Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.
• Actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units at the same site.
• Any inability to balance our energy obligations, available supply and trading risks.
• Any deterioration in our credit quality.
• Availability of capital and credit at commercially reasonable terms and our ability to meet cash needs.
• Any inability to realize anticipated tax benefits or retain tax credits.
• Changes in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.
• Delays or unforeseen cost escalations in our construction and development activities.
• Increase in competition in energy markets in which we compete.
• Adverse performance of our decommissioning and defined benefit plan trust fund investments, and changes in discount rates and funding requirements.
• Changes in technology and increased customer conservation.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and
Form 8-K filed with the Securities and Exchange Commission. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with Nuclear Decommissioning Trust (NDT) and Mark-to-Market (MTM)
accounting, the impact of the sale of certain non-core domestic and international assets and material impairments and lease-transaction-
related charges. PSEG presents Operating Earnings because
management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last two slides in this presentation include a list of items excluded from Income from Continuing
Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG 2010 Q1 Review Ralph Izzo Chairman, President and Chief Executive Officer * * * * * * * *

Q1 2010 Earnings Summary
482 425
Operating Earnings
$  444 $  491
Income from Continuing Operations /
Net Income
(38) 66
Reconciling Items, Net of Tax
$ 0.95 $  0.84
EPS from Operating Earnings*
2009 2010
$ millions (except EPS)
Quarter ended March 31
* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG – Q1 2010
Results challenged by weather, economic conditions and low gas prices.
Focused on operational excellence
PSE&G experienced worst storm in its history in March 2010; including other storms, absorbed $16M in total storm costs.
Power’s generation volumes increased 7% quarter-over-quarter.
Foundation laid for future
BPU releases its written order approving Susquehanna-Roseland transmission line.
Completion of BET construction on schedule for year-end 2010.
Awaiting decision on PSE&G request for electric and gas rate increase.
Financing position
Debt financings lower cost and extend maturities.
Lease terminations reduce tax liability.
$332M contributed to pension trust.
Focused on building a financially strong, environmentally friendly energy business.

2008 Operating Earnings* 2009 Operating Earnings* 2010 Guidance
$3.00 - $3.25
PSEG – Maintaining 2010 Guidance
$3.03
* See page 30 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$3.12

PSEG 2010 Q1 Operating Company Review Caroline Dorsa Executive Vice President and Chief Financial Officer * * * * * * * *

Q1 Operating Earnings by Subsidiary
$    482
(4)
11
123
$   352
2009
$   425
3

117
$   298
2010
Operating Earnings Earnings per Share
-- 0.01
Enterprise
$   0.95 $   0.84
Operating Earnings*
0.02 0.01
PSEG Energy Holdings
0.24 0.23
PSE&G
$   0.69 $   0.59
PSEG Power
2009 2010
$ millions (except EPS)
Quarter ended March 31
* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.84 0.01 (0.01)
(0.01)
(0.10)
$0.95
0.00
0.25
0.50
0.75
1.00
PSEG EPS Reconciliation – Q1 2010 versus Q1 2009
Q1 2010
operating
earnings*
Q1 2009
operating
earnings*
Interest
Higher volume offset
by lower prices
(0.05)
BGSS and trading
(0.04)
O&M (0.02)
Increase in effective
tax rate related to
new healthcare
legislation  (0.02)
Depreciation,
interest and other
0.03
PSEG Power
Weather (0.02)
O&M (0.02)
Electric margin
0.01
Transmission
margin  0.01
Other  0.01
PSE&G
PSEG Energy
Holdings
Enterprise
Lower project
earnings and
lower gains
on lease sales
* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Power 2010 Q1 Review * * * * * * * *

PSEG Power – Q1 2010 EPS Summary
71 (15) 56
Mark-to-Market, Net of Tax
33 (23) 10
NDT Funds Related Activity,
Net of Tax
($ 161) $ 2,464 $ 2,303
Operating Revenues
($ 0.10) $   0.69 $    0.59
EPS from Operating Earnings*
50 314 364
Income from Continuing Operations /
Net Income
(54) 352 298
Operating Earnings
Variance Q1 2009 Q1 2010
$ millions (except EPS)
* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.59
0.03
(0.02)
(0.02)
(0.04)
(0.05)
$0.69
0.00
0.25
0.50
0.75
Higher
volume
offset by
lower prices
PSEG Power EPS Reconciliation – Q1 2010 versus Q1 2009
Q1 2010
operating
earnings*
Q1 2009
operating
earnings*
BGSS and
trading
* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
O&M
Increase in
effective tax
rate related to
new
healthcare
legislation
Depreciation,
interest and
other

PSEG Power – Generation Measures
7,781 7,817
2,921
2,679
3,530
2,621
1,596
1,536
0
8,750
17,500
2010 2009
Quarter ended March 31
Total Nuclear
Total Coal*
Oil & Natural Gas
– excluding
Texas
* Includes figures for Pumped Storage
PSEG Power – Generation (GWh)
14,713
15,768
Oil & Natural Gas
- Texas
PSEG Power – Capacity Factors (%)
37% 37% Texas
33% 49% PJM and NY
Combined Cycle
42%
86%
44%
97.3%
2010
59% CT
86% PA
30% NJ
Coal
97.8% Nuclear
2009
Quarter ended March 31

PSEG Power – Fuel Costs
231 263 Oil & Gas*
95 114 Coal
24.60 26.50 $ / MWh
14,713 15,768
Total Generation
(GWh)
362 418 Total Fuel Costs
36 41 Nuclear
Total Fossil
($ millions)
326 377
2009 2010
Quarter ended March 31
PSEG Power – Fuel Costs
* Includes Texas.

PSEG Power – Gross Margin Performance
$0
$25
$50
$75
2010 2009
$63
$55
Quarter ended March 31
Power’s gross margin affected by lower pricing and customer migration which offset 7% increase in production.
Combined cycle gas units maintained strong contribution to operations.
No change versus year ago; higher
prices offset decline in generation.
$18 Texas
Regional Performance
$12
$27
$748
Q1 Gross
Margin ($M)
Q1 Performance Region
Increase in generation supported
margin.
New York
Contribution to margin hurt by lower
prices.
New
England
Q1 contribution to gross margin ($M)
declined 5.0% versus year ago;
decline in price and migration offset
increase in production.
PJM
PSEG Power Gross Margin ($/MWh)*
* Excludes Texas
Increase in generation was predominantly from combined cycle and coal with continued strong nuclear.

… with the 2013/2014 auction results set for release on May 14.
PJM’s capacity construct has acknowledged the value
of Power’s fleet…
$185.00 PSEG North
Zone
$16.46 $110.00 $174.29 $102.04 $111.92 $40.80 Rest of Pool
$133.37 $110.00 $174.29 $191.32 MAAC
$139.73 $110.00 $174.29 $191.32 $148.80 $197.67 Eastern MAAC
2012 /
2013
2011 /
2012
2010 /
2011
2009 /
2010
2008 /
2009
2007 /
2008
$/MW-day
PJM Zones
0
2,000
4,000
6,000
8,000
10,000
12,000
07/08 08/09 09/10 10/11 11/12 12/13
PJM Capacity Available to Receive Auction Pricing

PSEG Power – Q1 Operating Highlights
Q1 output + 7%
Q1 nuclear capacity factor at 97.3%
Combined cycle and coal units captured market opportunities
Operations
Regulatory and Market Environment
Financial
Lower pricing reduced Q1 earnings ($0.04 per share); customer migration also hurt Q1 earnings ($0.01 per share); mark-to-market related to lower volumes on contracts ($0.03 per share)
RPM auction results due May 14
Power debt exchange to reduce financing cost and extend maturities

PSE&G 2010 Q1 Review * * * * * * * *

PSE&G – Q1 2010 Earnings Summary
274 2,447 2,173
Total Operating Expenses
2 44 42
Taxes Other than Income Taxes
Operating Expenses
319 1,859 1,540
Energy Costs
(19) 395 414
Operation & Maintenance
(28) 149 177
Depreciation & Amortization
($ 0.01) $ 0.24 $ 0.23
EPS from Operating Earnings*
(6) 123 117
Operating Earnings / Net Income
($ 291) $ 2,735 $ 2,444
Operating Revenues
Variance Q1 2009 Q1 2010
$ millions (except EPS)
* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.23
(0.01) 0.01
0.01
(0.02)
$0.24
0.00
0.05
0.10
0.15
0.20
0.25
PSE&G EPS Reconciliation – Q1 2010 versus Q1 2009
Q1 2010
operating
earnings*
Q1 2009
operating
earnings*
Weather
O&M and
other
* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
Transmission
margin
Electric margin

21 PSE&G – Monthly Heating Degree Days 862 748 368 991 656 562 809 695 552 0 400 800 1200 January February March 2010 2009 Normal 2010 vs 2009 vs Normal PSE&G – Monthly Heating Degree Days

PSE&G – Q1 Operating Highlights
NJ BPU written order approving construction of the $750 million Susquehanna-
Roseland 500kV transmission line received in April
Electric and gas rate filing updated to reflect actual results for 2009 test year
Electric increase ($139.8 million); gas increase ($64.4 million)
Leadership of NJ BPU changed with election of Chris Christie (R) as governor
PSE&G redeemed preferred equity
PSE&G’s operating earnings provided an earned return on equity of 7.6%
Electric and Gas Distribution ROE of 7.6% and 6.5%, respectively; Transmission
ROE of 11.3%
Operations
Regulatory and Market Environment
Financial
Economy showing signs of stability – but, not growing
O&M affected by major storm related activity in Q1
Focused on maintaining reliability

PSEG Energy Holdings 2010 Q1 Review * * * * * * * *

PSEG Energy Holdings – Q1 2010 Earnings Summary
($0.01) $ 0.02 $ 0.01
EPS from Operating Earnings*
($ 4) $ 11 $ 7
Income from Continuing Operations /
Net Income
($ 8) $ 44 $ 36
Operating Revenues
Variance Q1 2009 Q1 2010
$ millions (except EPS)
* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.01
(0.01)
$0.02
0.00
0.01
0.02
0.03
PSEG Energy Holdings EPS Reconciliation – Q1 2010 versus
Q1 2009
Q1 2010
operating
earnings*
Q1 2009
operating
earnings*
Lower project
earnings and lower
gains on lease
sales
* See page 29 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Energy Holdings – Q1 Operating Highlights
Financial
Termination of one lease in Q1 brought the total number of leases terminated to 14, reducing potential tax liability at quarter-end to $600 million.
Ownership of Texas gas-fired generating assets transferred to Power on
October 1, 2009.
Solar projects in Ohio and Florida are meeting/exceeding budget and construction schedule. NJ Solar project is operating as planned.

PSEG * * * * * * * * * * *

PSEG Liquidity as of April 30, 2010
Expiration Total Available
Company Facility Date Facility Usage Liquidity
5-Year Credit Facility (Power) Dec-12 $1,600 1 $345 $1,255
5-year Credit Facility (PSEG) Dec-12 $1,000 2 $17 $983
2-Year Credit Facility (Power) Jul-11 $350 $0 $350
PSE&G 5-year Credit Facility Jun-12 $600 3 $0 $600
Total $3,550 $3,188
1
Power Facility reduces by $75 million in 12/2011
2
PSEG Facility reduces by $47 million in 12/2011
3
PSE&G Facility reduces by $28 million in 12/2011
PSEG /
Power
($Millions)

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings
Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2010 2009
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related Activity 10 $         (23) $
Gain (Loss) on Mark-to-Market (MTM)
56 (15)
Total Pro-forma adjustments 66 $         (38) $
Fully Diluted Average Shares Outstanding (in Millions)
507 507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity 0.02 $      (0.04) $
Gain (Loss) on MTM
0.11 (0.03)
Total Pro-forma adjustments
0.13 $      (0.07) $
(a) Income from Continuing Operations for the three months ended March 31, 2010 and 2009 is equal to Net Income.
For the Three Months Ended
March 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations
(a)
to Compute Operating Earnings
(Unaudited)

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings
Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2009 2008
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund
Related Activity 9 $           (71) $
Gain (Loss) on Mark-to-Market (MTM) (25)           16
Lease Transaction Reserves -              (490)
Net Reversal of Lease Transaction Reserves 29            -
Asset Impairments -              (13)
Premium on Bond Redemption -              (1)
Total Pro-forma adjustments 13 $         (559) $
Fully Diluted Average Shares Outstanding (in Millions)
507          508
Per Share Impact (Diluted)
Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund
Related Activity 0.02 $      (0.14) $
Gain (Loss) on Mark-to-Market (MTM) (0.05)        0.03
Lease Transaction Reserves -           (0.96)
Net Reversal of Lease Transaction Reserves 0.05         -
Asset Impairments -           (0.03)
Premium on Bond Redemption -           -
Total Pro-forma adjustments 0.02 $      (1.10) $
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
For the Twelve Months Ended
December 31,